                          Van Kampen American Capital





                                   BOND FUND




                                 Annual Report
                                 June 30, 1998










                            [ARTWORK APPEARS HERE]









                                  Van Kampen
                                     Funds

                Table of Contents

Letter to Shareholders.........................  1
Performance Results............................  4
Glossary of Terms..............................  5
Portfolio of Investments.......................  6
Statement of Assets and Liabilities............ 11
Statement of Operations........................ 12
Statement of Changes in Net Assets............. 13
Financial Highlights........................... 14
Notes to Financial Statements.................. 16
Report of Independent Accountants.............. 19
Dividend Reinvestment Plan..................... 20

                            Letter to Shareholders

                                                [PHOTO APPEARS HERE]
                                        Dennis J. McDonnell and Don G. Powell
July 23, 1998

Dear Shareholder,

     Recently, we decided to consolidate all Van Kampen American Capital mutual funds under the single name of Van Kampen Funds. This move accompanies the change in the legal name of our firm to Van Kampen Funds Inc. Consequently, your fund's name will be changing to Van Kampen Bond Fund on August 28. You can be assured that the change in your Fund's name will not affect its management or daily operations, and your Fund will continue to trade under its current ticker symbol. If you have any questions regarding your Fund or our new name, please contact your financial adviser.

Economic Review

     In the last six months of 1997, the bond market rallied as fears of rising inflation dissipated, in spite of strong economic growth during the reporting period. After the currency crisis in Asia emerged, the demand for corporate securities did not keep pace with the surge in supply. Investors favored U.S. Treasury bonds over corporate bonds because of their greater liquidity and potential to preserve capital.

     In the first six months of 1998, the U.S. economy continued to expand at a robust pace despite the deepening recession in Asia. For the first quarter alone, GDP growth was measured at 5.4 percent, a rate considered by many economists to be virtually unsustainable without leading to inflation. Despite the generally solid pace of economic activity, however, inflation remained benign. Consumer prices rose by 1.7 percent during the 12 months through June, while producer prices actually declined over the same period. Falling commodity prices and a strong dollar helped offset the inflationary implications of a tight labor market and active consumer spending.

     Although the Federal Reserve Board declined to raise short-term interest rates during the period, minutes of the central bank's May policy meeting indicated a growing sentiment for tightening monetary policy in the event that the Asian financial crisis fails to moderate domestic economic growth. By the end of the reporting period, indications showed no increase in domestic growth for two consecutive months, while unemployment rose to 4.5 percent in June from a 28-year low in May.

     Domestic fixed-income securities benefited from a global "flight to quality" caused by turmoil in Asia and by the growing perception that the domestic economy was slowing. After starting the year at 5.92 percent, the yield on the 30-year Treasury benchmark bond rose to over 6 percent during the spring amid signs that some Asian economies were beginning to recover. When weakness in the Japanese yen undercut that recovery, U.S. bond prices surged, causing long-term government yields to fall to 5.62 percent by the end of the reporting period.

                                                           Continued on page two

Fund Strategy

     During the past 12 months, our emphasis has been on enhancing diversification in the Fund's portfolio. In the last six months of the reporting period, we added 11 new names to the portfolio, bringing the total number of securities held to 85. The credit quality allocation among the portfolio is little changed from your last report in December, with the exception of an increase in A-rated securities and a corresponding decrease in AA-rated securities. This shuffle between the investment-grade securities was due largely to several BBB-rated securities that were upgraded during the period, as well as the addition of new A-rated securities. In adding new names to the portfolio, we focused on companies that we believe are industry leaders with strong cash flows in growth-oriented sectors. This included medical companies such as Beckman Coulter and Baxter International, and oil and industrial companies.

     The majority of our new purchases, specifically among the investment-grade securities, were non-callable securities. These securities, which tended to dominate the field of new issuance during the period, move closely with Treasuries, whereas callable securities tend to lag the market in a falling rate environment such as this one. Non-callable securities contributed to the Fund's return, as did Treasuries, which were boosted by high demand. The past 12 months were marked by a bountiful supply of new issuance, as new corporate issuers stepped up to issue bonds immediately following nearly every market rally during the period. This abundance of supply forced a widening of the spread between corporate bonds and Treasury securities and lowered the potential return of new purchases.

     As of June 30, 53.5 percent of Fund's long-term investments were rated BBB,
31.5 percent were rated A, and 2.4 percent were rated AA. In addition, 12.6 percent were non-investment grade (rated BB or below). During the 12-month reporting period, the portfolio's percentage of non-investment grade bonds declined slightly as a result of credit upgrades. The mixture of credit quality represented in the Fund's portfolio is designed to help balance its price volatility in response to changing interest rates. During periods of rising interest rates, bonds rated BBB and below tend to outperform because they are valued based on credit quality and are not as sensitive to interest rate movements. During periods of falling rates, bonds rated A or higher tend to perform better because they are more interest-rate sensitive.

     During the reporting period, the duration of the Fund remained stable. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to changes in interest rates. Long-duration portfolios tend to perform better when interest rates are falling; short-duration portfolios tend to outperform when rates are rising. When rates fall, as they did throughout most of the reporting period, the duration of bonds tend to fall because many begin to trade to their call dates rather than maturity dates. We purchased long-duration bonds during the reporting period in order to offset this decline in the duration of portfolio holdings. At the end of the period, the Fund's duration was 6.2 years, which is comparable to its December 31, 1997 duration of 5.8 years, as well as to the 6.04 year duration of its benchmark, the Lehman Brothers Corporate Bond Index. The slight lengthening is due mostly to the new, longer-term purchases that were added to the portfolio this time.

Holdings by Sector as of June 30, 1998*
Utilities............................. 25%  Government....................  5%
Consumer Services..................... 18%  Producer Manufacturing........  4%
Transportation........................ 11%  Finance.......................  4%
Health Care...........................  9%  Consumer Non-Durables.........  3%
Raw Materials/Processing Industries...  9%  Technology....................  3%
Energy................................  8%  Consumer Durables.............  1%

*As a Percentage of Long-Term Investments
                                                         Continued on page three

Performance Summary

     For the fiscal year ended June 30, 1998, the Fund generated a total return of 10.08 percent/1/ at market price and 12.19 percent/2/ at net asset value. For the same period, the Lehman Brothers Corporate Bond Index returned 11.38 percent. This index is a broad-based unmanaged index that reflects the general performance of corporate bonds. It does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.

     The Fund's return reflects an increase in market price per common share on the New York Stock Exchange from $19.25 on June 30, 1997 to $19.6875 on June 30, 1998, and includes reinvestment of dividends totaling $1.51 per share. Please refer to the chart on page four for additional Fund performance results.

Economic Outlook

     Economic growth is likely to slow in coming months as the impact of the Asian crisis becomes more evident. A return to the "Goldilocks" economy--not too hot, not too cold--should allow long-term interest rates to fall modestly from current levels. If fallout from Asia does not brake economic activity enough to counteract the inflationary pressures building in the economy, we would expect the Federal Reserve to raise short-term interest rates by the end of the year.

     We believe the Fund's emphasis on high-quality investment-grade bonds and its relatively short duration will help to reduce potential price volatility due to changing market conditions. We do not expect to make any major changes to the portfolio unless market conditions shift dramatically. We will continue to seek a balance between the Fund's total return and its dividend income, and look to add value through our investment strategies and bond selection. Thank you for your continued confidence and trust in Van Kampen.

Sincerely,

/s/ Don G. Powell                      /s/ Dennis J. McDonnell

Don G. Powell                          Dennis J. McDonnell
Chairman                               President
Van Kampen Asset Management Inc.       Van Kampen Asset Management Inc.



                                       3       Please see footnotes on page four

             Performance Results for the Period Ended June 30, 1998

                     Van Kampen American Capital Bond Fund
                            NYSE Ticker Symbol -- ACB

  Common Share Total Returns

One-year total return based on market price/1/......................      10.08%

One-year total return based on NAV/2/...............................      12.19%

  Distribution Rate

Distribution rate as a % of closing common stock price/3/...........       7.21%

  Share Valuations

Net asset value.....................................................    $  21.16

Closing common stock price .........................................    $19.6875

One-year high common stock price (01/15/98).........................    $21.4375

One-year low common stock price (07/01/97)..........................    $19.1250

/1/ Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

/2/ Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

/3/ Distribution rate represents the quarterly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Fund shares, when sold, may be worth more or less than their original cost.

                               Glossary of Terms


Basis point: A measure used in quoting bond yields. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

Credit spread: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

Duration: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected one percent change in the price of a bond for every one percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

Federal funds rate: The interest rate charged by one institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

Federal Reserve Board (the Fed): The governing body of the Federal Reserve
  System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the U.S.

Inflation: An economic state in which the money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

Net asset value (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding.

Premium redemption: The redemption of a bond at a dollar amount above a stated par value, or the redemption of a bond by the issuer prior to its maturity date.

Yield: The annual rate of return on an investment, expressed as a percentage.
  For bonds and notes, the yield is the annual interest divided by the market price.

Yield spread: The difference between the yields of different bonds, due to their different credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

                           Portfolio of Investments
                                 June 30, 1998
================================================================================

Par
Amount
(000)    Description                                   Coupon    Maturity   Market Value
========================================================================================
         Corporate Bonds 90.8%
         Consumer Distribution 0.3%
$   750  Dimon, Inc.................................    8.875%   06/01/06    $   738,750
                                                                             -----------
         Consumer Durables 0.8%
    750  Brunswick Corp.............................    7.125    08/01/27        776,700
  1,000  Chrysler Corp..............................    7.450    03/01/27      1,110,800
                                                                             -----------
                                                                               1,887,500
                                                                             -----------
         Consumer Non-Durables 2.9%
  4,000  Coca Cola Enterprises, Inc.................    8.500    02/01/12      4,859,600
  2,000  Westpoint Stevens, Inc., 144A Private
         Placement(a)...............................    7.875    06/15/05      2,020,000
                                                                             -----------
                                                                               6,879,600
                                                                             -----------
         Consumer Services 17.3%
  1,250  Belo A H Corp..............................    7.125    06/01/07      1,330,000
  2,500  Clear Channel Commerce, Inc................    7.250    10/15/27      2,580,925
  2,000  Comcast Cable Communications...............    8.125    05/01/04      2,179,200
  3,000  Cox Communications, Inc....................    7.250    11/15/15      3,220,800
  1,250  CSC Holdings, Inc..........................    7.875    12/15/07      1,321,875
  2,500  CSC Holdings, Inc..........................    7.875    02/15/18      2,637,500
  5,000  Harcourt General, Inc......................    9.500    03/15/00      5,266,650
  1,750  Harcourt General, Inc......................    8.875    06/01/22      2,201,675
  1,000  Harcourt General, Inc......................    7.200    08/01/27      1,064,600
  1,000  News America Holdings, Inc.................    8.875    04/26/23      1,230,900
    250  Premier Parks, Inc.........................    9.250    04/01/06        258,125
    100  Premier Parks, Inc.........................    9.750    01/15/07        109,000
    375  Premier Parks, Inc.(b)..................... 0/10.000    04/01/08        249,375
  3,500  Royal Caribbean Cruises....................    7.500    10/15/27      3,697,400
  1,500  Stewart Enterprises, Inc...................    6.400    05/01/03      1,510,350
 11,000  Tele Communications, Inc...................    9.250    01/15/23     12,830,070
                                                                             -----------
                                                                              41,688,445
                                                                             -----------
         Energy 8.2%
  7,400  Ashland Oil, Inc...........................    8.800    11/15/12      9,072,400
    750  Barrett Resources Corp.....................    7.550    02/01/07        770,625

                                               See Notes to Financial Statements

                                 June 30, 1998
================================================================================

Par
Amount
(000)    Description                                   Coupon    Maturity   Market Value
========================================================================================
         Energy (Continued)
$ 5,025  PDV America, Inc...........................    7.875%   08/01/03    $ 5,232,532
  1,500  Petroliam Nasional Berhad, 144A Private
         Placement (a)..............................    7.625    10/15/26      1,222,950
  1,000  R & B Falcon Corp..........................    6.500    04/15/03      1,004,000
  1,000  Transcontinental Gas Pipe Line Corp........    7.250    12/01/26      1,083,800
  1,000  Union Oil Co...............................    9.125    02/15/06      1,196,200
                                                                             -----------
                                                                              19,582,507
                                                                             -----------
         Finance 3.7%
  1,000  Americredit Corp...........................    9.250    02/01/04      1,020,000
  3,005  First PV Funding Corp......................   10.300    01/15/14      3,200,325
  4,500  Hutchinson Whampoa Finance, 144A Private
         Placement (a)..............................    7.500    08/01/27      3,638,700
  1,000  Royal Bank Scotland Group..................    6.375    02/01/11      1,001,400
                                                                             -----------
                                                                               8,860,425
                                                                             -----------
         Healthcare 8.9%
  2,300  Aetna Services, Inc........................    7.125    08/15/06      2,406,720
  1,000  Allegiance Corp............................    7.800    10/15/16      1,117,300
  6,000  Baxter International, Inc..................    6.625    02/15/28      6,143,400
  1,500  Beckman Coulter, Inc., 144A Private
         Placement (a)..............................    7.450    03/04/08      1,537,500
    500  Manor Care, Inc............................    7.500    06/15/06        508,650
  1,000  Tenet Healthcare Corp......................    8.625    01/15/07      1,032,500
  8,500  Tenet Healthcare Corp., 144A
         Private Placement (a)......................    8.125    12/01/08      8,585,000
                                                                             -----------
                                                                              21,331,070
                                                                             -----------
         Producer Manufacturing 4.1%
 1,750  IDEX Corp...................................    6.875    02/15/08      1,739,063
 4,400  ITT Corp....................................    6.750    11/15/05      4,261,400
 1,000  ITT Corp....................................    7.375    11/15/15        943,140
   162  Rayovac Corp................................   10.250    11/01/06        176,175
 2,500  Rubbermaid, Inc.............................    6.600    11/15/06      2,578,775
   250  U.S. Can Corp...............................   10.125    10/15/06        262,500
                                                                             -----------
                                                                               9,961,053
                                                                             -----------

                                                       See Notes to Financial Statements

                                 June 30, 1998
================================================================================

Par
Amount
(000)    Description                                   Coupon    Maturity   Market Value
========================================================================================
         Raw Materials/Processing Industries 8.8%
$ 2,000  Bowater, Inc.................................  9.375%   12/15/21    $ 2,706,000
  1,000  Crown Cork & Seal, Inc.......................  8.000    04/15/23      1,105,300
  5,000  Federal Paper Board, Inc.....................  8.875    07/01/12      6,183,500
  4,000  IMC Global, Inc..............................  6.875    07/15/07      4,120,000
  1,000  IMC Global, Inc..............................  7.300    01/15/28      1,025,800
  3,100  Owens Corning Fiberglass Corp................  9.375    06/01/12      3,747,280
  1,250  Owens Illinois, Inc..........................  7.150    05/15/05      1,256,250
    250  Pride Petroleum Services, Inc................  9.375    05/01/07        264,375
    750  Smithfield Foods, Inc., 144A Private
         Placement (a)................................  7.625    02/15/08        750,000
                                                                             -----------
                                                                              21,158,505
                                                                             -----------
         Technology 2.4%
  5,000  Computer Associates International, Inc., 144A
         Private Placement (a)........................  6.375    04/15/05      5,050,500
    750  Raytheon Co..................................  7.200    08/15/27        806,475
                                                                             -----------
                                                                               5,856,975
                                                                             -----------
         Transportation 11.2%
  3,000  AMR Corp.....................................  9.500    05/15/01      3,255,000
  4,250  CSX Corp.....................................  8.625    05/15/22      5,333,750
  2,500  Kansas City Southern Industries, Inc.........  7.875    07/01/02      2,636,250
  7,000  Union Pacific Corp...........................  8.350    05/01/25      7,920,500
  6,000  United Airlines, Inc......................... 10.020    03/22/14      7,766,400
                                                                             -----------
                                                                              26,911,900
                                                                             -----------
         Utilities 22.2%
  1,000  AES Corp..................................... 10.250    07/15/06      1,090,000
  3,000  Arizona Public Service Co....................  9.500    04/15/21      3,354,480
  3,500  Arizona Public Service Co....................  8.750    01/15/24      3,858,435
  2,000  Arizona Public Service Co....................  8.000    02/01/25      2,141,200
  1,000  Commonwealth Edison Co.......................  8.625    02/01/22      1,119,980
  5,000  GTE North, Inc...............................  8.500    12/15/31      5,513,000
  3,000  Gulf States Utilities Co.....................  8.940    01/01/22      3,192,855
  3,000  Long Island Lighting Co......................  9.000    11/01/22      3,435,000

                                                       See Notes to Financial Statements

                                 June 30, 1998

===========================================================================================================================
Par
Amount
(000)          Description                                                            Coupon      Maturity     Market Value
---------------------------------------------------------------------------------------------------------------------------
               Utilities (Continued)
$   4,150      Montana Power Co.................................................       8.950%     02/01/22     $  4,904,263
    1,750      Niagara Mohawk Power Corp........................................       7.625      10/01/05        1,793,750
    7,000      Public Service Co. of Colorado...................................       8.750      03/01/22        8,143,100
    2,000      Southern California Gas Co.......................................       8.750      10/01/21        2,324,400
    2,500      Texas Utilities Electric Co......................................       8.875      02/01/22        2,931,250
    5,000      United Telecommunications Kansas.................................       9.500      04/01/03        5,660,500
      500      UtiliCorp United, Inc............................................       6.700      10/15/06          521,123
    3,000      UtiliCorp United, Inc............................................       9.000      11/15/21        3,482,130
                                                                                                               ------------
                                                                                                                 53,465,466
                                                                                                               ------------
                    Total Corporate Bonds.................................................................      218,322,196
                                                                                                               ------------
               Government and Government Agency Obligations 4.9%
        8      Federal Home Loan Mortgage Corp., Pool...........................       7.375      12/01/02            7,794
        1      Government National Mortgage Assn., Pool.........................      10.000      10/15/16            1,362
        8      Government National Mortgage Assn., Pool.........................      10.000      07/15/20            8,383
    4,000      Newfoundland Province Canada.....................................       9.000      10/15/21        5,275,200
    5,500      Saskatchewan Province Canada.....................................       8.000      02/01/13        6,484,775
                                                                                                               ------------
                    Total Government and Government Agency Obligations....................................       11,777,514
                                                                                                               ------------
Preferred Stock 2.2%
Commonwealth Edison Co. (44,830 preferred shares, 8.38% coupon)...........................................        4,550,245
Time Warner, Inc. (594 preferred shares, 10.25% coupon)...................................................          663,795
                                                                                                               ------------
                    Total Preferred Stock.................................................................        5,214,040
                                                                                                               ------------
Total Long-Term Investments 97.9%
     (Cost $212,074,258)..................................................................................      235,313,750
                                                                                                               ------------
Repurchase Agreement  0.2%
BA Securities ($480,000 par collaterized by U.S. Government obligations in a pooled cash account, dated 06/30/98, to be sold on 07/01/98 at $480,081)
     (Cost $480,000)......................................................................................          480,000
                                                                                                               ------------

Total Investments 98.1%
     (Cost $212,554,258)..................................................................................      235,793,750

Other Assets in Excess of Liabilities 1.9%................................................................        4,598,733
                                                                                                               ------------
Net Assets 100.0%.........................................................................................     $240,392,483
                                                                                                               ============

*Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Security bond is a "step-up" bond where the coupon increases or steps up at a predetermined date.

                                               See Notes to Financial Statements

                                 June 30, 1998
===============================================================================

The following table summarizes the long-term debt security portfolio composition at June 30, 1998, based upon the highest quality ratings as determined by Standard & Poor's or Moody's.

                    Portfolio Composition by Credit Quality
                    AA............................      2.4%
                    A.............................     31.5
                    BBB...........................     53.5
                    BB............................     11.7
                    B.............................       .9
                                                      -----
                                                      100.0%
                                                      =====

                                               See Notes to Financial Statements

                      Statement of Assets and Liabilities
                                 June 30, 1998
========================================================================

Assets:
Total Investments (Cost $212,554,258)....................  $235,793,750
Cash.....................................................           473
Receivables:
  Interest...............................................     4,783,322
  Dividends..............................................        93,919
  Investments Sold.......................................        78,000
Other....................................................        96,077
                                                           ------------
     Total Assets........................................   240,845,541
                                                           ------------
Liabilities:
Payables:
  Income Distributions...................................       263,688
  Investment Advisory Fee................................        95,175
  Affiliates.............................................         4,191
Accrued Expenses.........................................        58,749
Trustees' Deferred Compensation and Retirement Plans.....        31,255
                                                           ------------
     Total Liabilities...................................       453,058
                                                           ------------
Net Assets...............................................  $240,392,483
                                                           ============
Net Assets Consist of:
Common Shares ($1.00 par value with 15,000,000 shares
  authorized, 11,362,465 shares issued and outstanding)..  $ 11,362,465
Capital..................................................   209,801,851
Net Unrealized Appreciation..............................    23,239,492
Accumulated Undistributed Net Investment Income..........       145,160
Accumulated Net Realized Loss............................    (4,156,485)
                                                           ------------
Net Assets...............................................  $240,392,483
                                                           ============
Net Asset Value Per Common Share.........................
  ($240,392,483 divided by 11,362,465 shares outstanding)  $      21.16
                                                           ============

                                      See Notes to Financial Statements

                            Statement of Operations
                       For the Year Ended June 30, 1998
===============================================================================

Investment Income:
Interest ........................................................   $17,881,059
Dividends .......................................................       438,373
                                                                    -----------
    Total Income ................................................    18,319,432
                                                                    -----------
Expenses:
Investment Advisory Fee .........................................     1,146,991
Shareholder Services ............................................       129,057
Custody .........................................................        22,708
Trustees' Fees and Expenses .....................................        12,700
Legal ...........................................................        11,517
Other ...........................................................       221,936
                                                                    -----------
    Total Expenses ..............................................     1,544,909
                                                                    -----------
Net Investment Income ...........................................   $16,774,523
                                                                    ===========
Realized and Unrealized Gain/Loss:
Net Realized Gain ...............................................   $ 1,867,201
                                                                    ----------
Unrealized Appreciation/Depreciation:
    Beginning of the Period .....................................    14,528,694
    End of the Period ...........................................    23,239,492
                                                                    -----------
Net Unrealized Appreciation During the Period ...................     8,710,798
                                                                    -----------
Net Realized and Unrealized Gain ................................   $10,577,999
                                                                    ===========
Net Increase in Net Assets from Operations ......................   $27,352,522
                                                                    ===========

                       See Notes to Financial Statements

                       Statement of Changes in Net Assets
                   For the Years Ended June 30, 1998 and 1997

========================================================================================
                                                            Year Ended      Year Ended
                                                           June 30, 1998   June 30, 1997
----------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income ..................................    $ 16,774,523    $ 17,675,549
Net Realized Gain ......................................       1,867,201         228,318
Net Unrealized Appreciation During the Period ..........       8,710,798       2,897,006
                                                            ------------    ------------
Change in Net Assets from Operations ...................      27,352,522      20,800,873
Distributions from Net Investment Income ...............     (17,157,454)    (17,499,005)
                                                            ------------    ------------
Net Change in Net Assets from Investment Activities ....      10,195,068       3,301,868

Net Assets:
Beginning of the Period ................................     230,197,415     226,895,547
                                                            ------------    ------------
End of the Period
    (Including accumulated undistributed net investment
    income of $145,160 and $436,585, respectively) .....    $240,392,483    $230,197,415
                                                            ============    ============

                                               See Notes to Financial Statements

                             Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

==================================================================================================

                                                           ---------------------------------------
                                                             1998       1997      1996      1995
--------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period................................  $ 20.259   $ 19.97   $ 20.41   $ 19.07
                                                           --------   -------   -------   -------
  Net Investment Income..................................     1.476     1.556      1.54      1.52
  Net Realized and Unrealized Gain/Loss..................      .932      .273      (.44)     1.36
                                                           --------   -------   -------   -------
Total from Investment Operations.........................     2.408     1.829      1.10      2.88
Less Distributions from Net Investment Income............     1.510     1.540      1.54      1.54
                                                           --------   -------   -------   -------
Net Asset Value, End of the Period.......................  $ 21.157   $20.259   $ 19.97   $ 20.41
                                                           ========   =======   =======   =======
Market Price Per Share at End of the Period..............  $19.6875   $19.250   $18.125   $19.125
Total Investment Return at Market Price (a) (d)..........     10.08%    15.06%     2.61%    14.89%
Total Return at Net Asset Value (b) (d)..................     12.19%     9.46%     5.94%    16.54%
Net Assets at End of the Period (In millions) (d)........  $  240.4   $ 230.2   $ 226.9   $ 231.9
Ratio of Operating Expenses to
  Average Net Assets.....................................       .65%      .68%      .67%      .68%
Ratio of Convertible Note Expenses to Average
  Net Assets (c).........................................        --        --        --       .39%
Ratio of Net Investment Income to Average
  Net Assets.............................................      7.04%     7.70%     7.47%     7.92%
Portfolio Turnover.......................................        27%        8%       11%        8%
Assuming full dilution of debt (c):
  Net Asset Value, End of the Period.....................        --        --        --        --
  Number of Shares Outstanding,
    End of the Period (000)..............................        --        --        --        --

(a) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Fund's dividend reinvestment plan.

(b) Total Return at Net Asset Value (NAV) reflects the change in value of the Fund's assets with reinvestment of dividends based upon NAV.

(c) On January 3, 1995, the Fund paid off its outstanding convertible extendible note.

(d) Prior to fiscal year end 1992, this item was not a required disclosure.

==================================================================

  Year Ended June 30,
------------------------------------------------------------------
   1994       1993        1992        1991        1990        1989
------------------------------------------------------------------

$ 21.33    $ 19.85     $ 18.68     $ 18.72     $ 20.34     $ 21.49
-------    -------     -------     -------     -------     -------
   1.56      1.575       1.735        1.76        2.07        1.90
  (2.28)      1.55       1.115        (.03)     (1.615)       (.85)
-------    -------     -------     -------     -------     -------
   (.72)     3.125        2.85        1.73        .455        1.05
   1.54      1.645        1.68        1.77       2.075        2.20
-------    -------     -------     -------     -------     -------
$ 19.07    $ 21.33     $ 19.85     $ 18.68     $ 18.72     $ 20.34
=======    =======     =======     =======     =======     =======
$18.125    $20.750     $19.750     $18.375     $16.500     $20.250
  (5.59%)    13.76%      17.12%         --          --          --
  (3.37%)    16.35%      15.79%         --          --          --
$ 216.6    $ 235.6     $ 218.5          --          --          --

    .68%       .71%        .71%        .72%        .71%        .71%

    .82%       .98%       1.05%       1.09%       1.55%       1.90%

   7.29%      7.65%       8.90%       9.42%      10.65%       9.03%
      2%        19%         39%         18%         14%         13%

$ 19.07    $ 21.09     $ 19.78     $ 18.74     $ 18.78     $ 20.17

 12,411     12,411      12,372      12,304      12,304      12,746

                                 See Notes to Financial Statements

                         Notes to Financial Statements
                                 June 30, 1998
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Van Kampen American Capital Bond Fund (the "Fund") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income with preservation of capital through investing primarily in a diversified portfolio of debt securities.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Fixed income investments are stated at value using market quotations. Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1998, there were no when issued or delayed delivery purchase commitments.

     The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller

                                 June 30, 1998
--------------------------------------------------------------------------------

is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Investment Income--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At June 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $4,156,485 which will expire between June 30, 1999 and June 30, 2000. Of this amount, $953,175 will expire on June 30, 1999.

     At June 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $212,554,258; the aggregate gross unrealized appreciation is $24,206,384 and the aggregate gross unrealized depreciation is $966,892, resulting in net unrealized appreciation of $23,239,492.

E. Distribution of Income and Gains--The Fund declares and pays quarterly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

     Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

     Permanent book and tax basis differences relating to the expiration of a portion of the capital loss carryforward totaling $25,209,160 were reclassified from net realized gain/loss to capital. Permanent book and tax basis differences relating to the recognition of net realized gains on paydowns of mortgage pool obligations totaling $386 and market discount on bonds totaling $91,120 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

                                 June 30, 1998
================================================================================

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                                                   % Per Annum
================================================================================
First $150 million .................................................   .50 of 1%
Next $100 million ..................................................   .45 of 1%
Next $100 million ..................................................   .40 of 1%
Over $350 million ..................................................   .35 of 1%

     For the year ended June 30, 1998, the Fund recognized expenses of approximately $1,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the year ended June 30, 1998, the Fund recognized expenses of approximately $34,500 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

     Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.


3. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $63,208,296 and $61,069,983, respectively.

                       Report of Independent Accountants

To the Shareholders and Board of Trustees of

Van Kampen American Capital Bond Fund


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Van Kampen American Capital Bond Fund, as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Bond Fund at June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.

                                               ERNST & YOUNG LLP
Houston, Texas
July 22, 1998

                           Dividend Reinvestment Plan

                               Glossary of Terms

The Fund pays distributions in cash, but if you own more than 100 shares in your own name, you may elect to participate in the Fund's dividend reinvestment plan (the "Plan"). Under the Plan, shares will be issued by the Fund at net asset value on a date determined by the Board of Trustees between the record and payable dates on each distribution; however, if the market price, including brokerage commissions, is less than the net asset value, the amount of the distribution will be paid to the Plan Agent, which will buy such shares as are available at prices below the net asset value. (If the market price is not significantly less than the net asset value, it is possible that open market purchases of shares may increase the market price so that such price plus brokerage commissions would equal or exceed the net asset value of such shares). If Plan Agent cannot buy the necessary shares at less than net asset value before the distribution date, the balance of the distribution will be made in authorized but unissued shares of the Fund at net asset value. The cost per share will be the average cost, including brokerage commissions, of all shares purchased. Since all shares purchased from the Fund are at net asset value, there will be no dilution, and no brokerage commissions are charged on such shares.

  You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions does not relieve you of any income tax which may be payable (or required to be withheld) on dividends or distributions.

  You may begin or discontinue participation in the Plan at any time by written notice to the address below. If you withdraw from the Plan, you may rejoin at any time if you own the required 100 shares. Elections and terminations will be effective for distributions declared after receipt. If you withdraw from the Plan, a certificate for the whole shares and a check for the fractional shares, if any, credited to your Plan account will be sent as soon as practicable after receipt of your election to withdraw. Except for brokerage commissions, if any, which are borne by Plan participants, all costs of the Plan are borne by the Fund. The Fund reserves the right to amend or terminate the Plan on 30 days' written notice prior to the record date of the distribution for which such amendment or termination is effective.

  Record stockholders should address all notices, correspondence, questions or other communications about the Plan to:

                              Boston EquiServe LP
                                 P.O. Box 8200
                             Boston, MA 02266-8200
                                 1-800-821-1238

  If your shares are not held directly in your name, you should contact your brokerage firm, bank or other nominee for more information and to see if your nominee will participate in the Plan on your behalf. If you participate through your broker and choose to move your account to another broker, you will need to re-enroll in the Plan through your new broker.

                     Van Kampen American Capital Bond Fund

Board of Trustees

David C. Arch
Rod Dammeyer
Howard J Kerr
Dennis J. McDonnell* - Chairman
Steven Muller
Theodore A. Myers
Don G. Powell*
Hugo F. Sonnenschein
Wayne W. Whalen


Officers

Don G. Powell*
 President
Dennis J. McDonnell*
 Executive Vice President
Ronald A. Nyberg*
 Vice President and Secretary
Edward C. Wood, III*
 Vice President and Chief Financial Officer
Curtis W. Morell*
 Vice President and Chief Accounting Officer
John L. Sullivan*
 Treasurer
Tanya M. Loden*
 Controller
Peter W. Hegel*
Paul R. Wolkenberg*
 Vice Presidents


Investment Adviser

Van Kampen
Asset Management Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Custodian

State Street Bank and Trust Co.
225 Franklin Street
Boston, Massachusetts 02105


Shareholder Servicing Agent

Boston EquiServe LP
P.O. Box 8200
Boston, Massachusetts 02266-8200


Legal Counsel

Skadden, Arps, Slate
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606


Independent Accountants

Ernst & Young LLP
1221 McKinney Suite 2400
Houston, Texas 77010




--------------------------------------------------------------------------------
                         INQUIRIES ABOUT AN INVESTOR'S
                          ACCOUNT SHOULD BE REFERRED
                         TO THE FUND'S TRANSFER AGENT
                               BOSTON EQUISERVE
                                 P.O. BOX 8200
                       BOSTON, MASSACHUSETTS 02266-8200
                           TELEPHONE: (800) 821-1238
                               ALASKA AND HAWAII
                         CALL COLLECT: (781) 575-2000
                   Ask for Closed-End Fund Account Services
--------------------------------------------------------------------------------


* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)   Van Kampen Funds Inc., 1998

      All rights reserved.

/SM/  denotes a service mark of
      Van Kampen Funds Inc.

                                                                     Bulk Rate
                                                                    U.S. Postage
                                                                        PAID
                                                                     VAN KAMPEN
                                                                        FUNDS

Van Kampen Funds Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181